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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 1998
                                                        -----------

                     YAMAHA MOTOR RECEIVABLES CORPORATION
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                 (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE                 33-72806, 33-94784             33-0592719
         --------                 ------------------             ----------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE            (I.R.S. EMPLOYER
   OF INCORPORATION)                  NUMBERS)               IDENTIFICATION NO.)



                              6555 KATELLA AVENUE
                              CYPRESS, CA  90630
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

                                Page 1 of 4
                          Exhibit appears on Page 4
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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the FEBRUARY 15, 1998 Distribution Date for the Collection Period ending JANUARY 31, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

                                       2
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     YAMAHA MOTOR RECEIVABLES CORPORATION
                     ------------------------------------
                                 (Registrant)


Dated:  February 15, 1998                  By:  RUSSELL JURA
      -------------------                     --------------
                                           Name: Russell Jura
                                           Title:   Assistant Secretary

                                       3
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                                INDEX TO EXHIBITS



                EXHIBIT                                             METHOD OF
                NUMBER                EXHIBIT                        FILING
                ------                -------                        ------

                 5.1            Monthly Servicer's               Filed Herewith
                                Certificate with respect to
                                the FEBRUARY 15, 1998
                                Distribution Date for the
                                Collection Period ending
                                JANUARY 31, 1998.


                                       4